Derivative Contracts	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Contracts
Derivative Contracts
The following table summarizes the fair values and the presentation of our derivative financial instruments in the Consolidated Balance Sheets:

(In thousands)	Balance Sheet Component	December 31, 2017	December 31, 2016
Derivative financial instruments:
Common stock options/warrants	Investments, net	$3,333	$4,017
Embedded conversion option	2033 Senior Notes, net of discount	$—	$16,736
Forward contracts	Unrealized gains on forward contracts are recorded in Other current assets and prepaid expenses. Unrealized (losses) on forward contracts are recorded in Accrued expenses.	$(317)	$39

We enter into foreign currency forward exchange contracts to cover the risk of exposure to exchange rate differences arising from inventory purchases on letters of credit. Under these forward contracts, for any rate above or below the fixed rate, we receive or pay the difference between the spot rate and the fixed rate for the given amount at the settlement date.
To qualify the derivative instrument as a hedge, we are required to meet strict hedge effectiveness and contemporaneous documentation requirements at the initiation of the hedge and assess the hedge effectiveness on an ongoing basis over the life of the hedge. At December 31, 2017 and 2016, our derivative financial instruments do not meet the documentation requirements to be designated as hedges. Accordingly, we recognize the changes in Fair value of derivative instruments, net in our Consolidated Statement of Operations. The following table summarizes the losses and gains recorded for the years ended December 31, 2017, 2016 and 2015:

	For the years ended December 31,
(In thousands)	2017	2016	2015
Derivative gain (loss):
Common stock options/warrants	$(2,533)	$(4,262)	$(2,854)
2033 Senior Notes	3,185	7,001	(36,588)
Forward contracts	$(600)	$39	$359
Total	$52	$2,778	$(39,083)